                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 8, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533                74-2830661
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On August 8, 2008, NovaStar Financial, Inc. ("NovaStar") entered into a
Membership Interest Purchase Agreement, dated as of August 1, 2008, with
PipeFire, LLC ("PipeFire"), the existing equity holders of PipeFire, and certain beneficial owners of such equity interests, pursuant to which NovaStar acquired
75% of the equity interests of PipeFire from its existing equity holders. The acquisition was deemed by the Purchase Agreement to be effective as of August 1,
2008. Following the closing of the acquisition, PipeFire's name was changed to
StreetLinks National Appraisal Services LLC ("StreetLinks").

The initial purchase price paid by NovaStar for the acquired interest at closing was $750,000. Additional purchase price amounts, up to an aggregate additional amount of $3,250,000, will be payable at such times as StreetLinks achieves certain pre-tax income objectives.

The preceding discussion is qualified in its entirety by reference to the terms of the Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 - Other Events

On August 14, 2008, NovaStar announced its acquisition of a majority interest in
PipeFire, as described above. A copy of the press release announcing this acquisition is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01- Financial Statements and Exhibits

(c)      Exhibits.

10.1     Membership Interest Purchase Agreement, dated as of August 1, 2008, by and among NovaStar Financial, Inc., PipeFire, LLC, the existing members of PipeFire, LLC, and certain beneficial owners of such membership interests

99.1     Press release dated August 14, 2008

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

Date: August 14, 2008                  /s/ Rodney E. Schwatken
                                       -----------------------------------
                                       Rodney E. Schwatken
                                       Chief Financial Officer

                                  Exhibit Index

Exhibit
Number    Description

10.1      Membership Interest Purchase Agreement, dated as of August 1, 2008, by and among NovaStar Financial, Inc., PipeFire, LLC, the existing members of PipeFire, LLC, and certain beneficial owners of such membership interests

99.1      Press release dated August 14, 2008